                                                                   Exhibit 10.22

                     FIFTH AMENDMENT TO CREDIT AGREEMENT AND
                              FORBEARANCE AGREEMENT

        THIS FIFTH AMENDMENT TO CREDIT AGREEMENT AND FORBEARANCE AGREEMENT (this "Agreement"), dated as of August 13, 2002, is entered into by and among ADVANCED GLASSFIBER YARNS, LLC, a Delaware limited liability company ("Borrower"), the subsidiaries of Borrower signatory hereto as guarantors ("Guarantors"), the Required Lenders signatory hereto, and WACHOVIA BANK, NATIONAL ASSOCIATION (f/k/a First Union National Bank, a national banking association), in its capacity as Administrative Agent for the Lenders ("Agent").

                                    RECITALS:

        WHEREAS, Borrower, certain Domestic Subsidiaries (as defined therein) of Borrower signatory thereto, the Lenders (as defined therein) signatory thereto, and Agent are parties to that certain Credit Agreement dated as of September 30, 1998; as amended by that certain Syndication Amendment and Assignment dated as of November 24, 1998, that certain Second Amendment to Credit Agreement dated as of December 16, 1999, that certain Third Amendment to Credit Agreement and Waiver dated as of December 14, 2001, and that certain Fourth Amendment to Credit Agreement and Forbearance Agreement dated as of June 28, 2002 (and as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), various Security Documents (as defined therein), and other instruments executed in connection therewith (together with the Credit Agreement and Security Documents, collectively referred to hereinafter as the "Loan Documents," and each as an individual "Loan Document"); and

        WHEREAS, for its fiscal quarter ended June 30, 2002, Borrower failed to achieve: (a) a Leverage Ratio of less than or equal to 4.50 to 1.0 as required by Section 5.9(a) of the Credit Agreement (the "Leverage Ratio Default"); (b) an Interest Coverage Ratio of greater than or equal to 2.50 to 1.0 as required by
Section 5.9(c) of the Credit Agreement (the "Interest Coverage Ratio Default"); and (c) a Fixed Charge Coverage Ratio of greater than or equal to 1.05 to 1.0 as required by Section 5.9(e) of the Credit Agreement (the "Fixed Charge Coverage Ratio Default") and (ii) as a result thereof it defaulted in certain other obligations under the Credit Agreement as set forth on Exhibit A to this Agreement (the "Exhibit A Defaults") (collectively, the Leverage Ratio Default, the Interest Coverage Ratio Default, the Fixed Charge Coverage Ratio Default and the Exhibit A Defaults are hereinafter collectively referred to as the "Covenant Defaults," and each as an individual "Covenant Default"); and

        WHEREAS, Agent and Required Lenders are willing to forbear from enforcing their rights arising because of the Covenant Defaults and other defaults specified herein until the Termination Date (as defined below) on the terms and conditions specified in this Agreement; and

        WHEREAS, Agent and Required Lenders have agreed to the amendments to the Credit Agreement as set forth herein; and

         WHEREAS, the outstanding Indebtedness owing under the Credit Agreement totals the amounts set forth on "Exhibit B" to this Agreement, plus costs, expenses and other fees and charges as provided in the Credit Agreement and the other Loan Documents (all such amounts are hereinafter collectively referred to as the "Current Obligations").

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                             SECTION 1. DEFINITIONS

        1.1 All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

        1.2 The following terms used in this Agreement shall have the meanings set forth below:

         "Forbearance Default" means any one the following: (a) the occurrence of any Default or Event of Default (other than the Covenant Defaults and the default caused by Borrower's failure to make its July 15, 2002 interest payment pursuant to the Subordinated Debt Documents, if any the "Sub Debt Payment") under the Credit Agreement; (b) the failure of Borrower or any Guarantor to comply with any term, condition or covenant set forth in this Agreement; (c) any representation made by Borrower or any Guarantor under or in connection with this Agreement shall have been materially false or misleading as of the date when made; (d) the filing of any petition (voluntary or involuntary) under the insolvency or bankruptcy laws of the United States or any state with respect to Borrower or any Guarantor or any of their respective affiliates or Subsidiaries; provided however, that the filing of an involuntary petition shall not be a Forbearance Default unless such petition shall not be dismissed or stayed for a period of ten (10) days or more from the date of filing the petition, or an order for relief shall have been entered; (e) Borrower or any Guarantor makes a payment in respect of the Subordinated Debt; or (f) any holder of the Subordinated Debt (or any agent or representative of such holder), institutes an action or proceeding to collect or otherwise realize upon the Subordinated Debt and such action or proceeding shall not be dismissed, stayed or bonded for a period of twenty (20) days or more after the date of initiation of the action or proceeding.

         "Termination Date" means the earliest to occur of (a) 5:00 p.m. Eastern Standard time on September 27, 2002, or (b) the date upon which a Forbearance Default occurs.

                         SECTION 2. AGREEMENT TO FORBEAR

        2.1 Provided that no Forbearance Default occurs, Agent and Lenders hereby agree to forbear and refrain, through the Termination Date, from exercising their respective rights and remedies under the Credit Agreement or any other Loan Document that may exist because of the Covenant Defaults or a default respecting the Sub Debt Payment.

        2.2 Nothing in this Agreement shall be construed as a waiver of the Covenant Defaults, which defaults shall continue in existence subject only to the agreement of Agent and Lenders, upon the occurrence of such Covenant Defaults as set forth herein, not to enforce their respective rights and remedies for a limited period of time as set forth herein. Notwithstanding the preceding sentence (and without in any manner limiting the generality or the specific thereof), the occurrence of any Covenant Defaults or other defaults identified herein shall only become Defaults or Events of Defaults for purposes of the Credit Agreement on the Termination Date. Except as expressly provided herein, the execution and delivery of this Agreement shall not: (a) constitute an amendment, extension, modification, or waiver of any aspect of the Credit Agreement or the other Loan Documents; (b) extend the terms of the Credit Agreement or the due date of any of the Obligations; (c) give rise to any obligation on the part of Agent or Lenders to extend, modify or waive any term or condition of the Credit Agreement or any of the other Loan Documents; or (d) give rise to any defenses or counterclaims to the right of Agent and Lenders to compel payment of the Obligations or to otherwise enforce their respective rights and remedies under the Credit Agreement and the other Loan Documents. Except as expressly limited herein, Agent and Lenders hereby expressly reserve all of their respective rights and remedies under the Loan Documents and under applicable law with respect to such Covenant Defaults. Borrower and each Guarantor expressly acknowledge that from and after the Termination Date, Agent and Lenders shall be entitled to enforce the Loan Documents and require strict compliance with all of the terms and provisions of the Credit Agreement and the other Loan Documents.

                  SECTION 3. AMENDMENTS TO THE CREDIT AGREEMENT

         The Credit Agreement is hereby amended as follows:

       3.1 Amendment to Article I of the Credit Agreement. Section 1.1 of the Credit Agreement, "Defined Terms" is hereby modified and amended as follows:

               (a) The following defined terms are hereby inserted in the appropriate alphabetical order:

                     (1) "`Amendment Fee' shall have the meaning set forth in the Fifth Amendment."

                     (2) "`Fifth Amendment' shall mean that certain Fifth Amendment to Credit Agreement and Forbearance Agreement dated as of August 13, 2002 by and among the Borrower, the Guarantors identified therein, the Lenders identified therein and the Agent.

                     (3) "`Fifth Amendment Effective Date' shall mean the Agreement Effective Date as defined in the Fifth Amendment.

                     (4) "`Fifth Amendment Termination Date' shall mean the Termination Date as defined in the Fifth Amendment."

               (b) The definition of "Applicable Percentage" is hereby amended by deleting the paragraph following the pricing grid and replacing it with the following:

               "The Applicable Percentages for (a) Revolving Loans and Tranche A Term Loans that are Alternate Base Rate Loans on the Fifth Amendment Effective Date shall be 3.50% (the "Interim Pro Rata Base Rate Margin") and (b) (i) Revolving Loans and Tranche A Term Loans that are LIBOR Rate Loans and (ii) the Letter of Credit Fee on the Fifth Amendment Effective Date shall be 4.75% (the "Interim Pro Rata LIBOR Margin"). The Applicable Percentages for (a) Tranche B Term Loans that are Alternate Base Rate

       Loans on the Fifth Amendment Effective Date shall be 4.25% (the "Interim B Base Rate Margin") and (b) Tranche B Term Loans that are LIBOR Rate Loans on the Fifth Amendment Effective Date shall be 5.50% (the "Interim B LIBOR Margin").

     3.2 Amendments to Article II of the Credit Agreement. Article II of the Credit Agreement "The Loans; Amount and Terms" is hereby modified and amended as follows:

            (a) Section 2.1(a) of the Credit Agreement "Revolving Loans" (as amended) is hereby amended by deleting the words "SIXTY FIVE MILLION DOLLARS ($65,000,000)" and replacing them with the words "FIFTY-SEVEN MILLION DOLLARS ($57,000,000)". In connection with the foregoing amendment, each Lender's Revolving Committed Amount is hereby amended as shown on Schedule I attached hereto.

            (b) Section 2.1(a) of the Credit Agreement "Revolving Loans" (as amended) is hereby further modified and amended by deleting the last paragraph thereof in its entirety and substituting the following therefore:

            "Notwithstanding anything to the contrary contained herein, in no event shall the Borrower be permitted to borrow Revolving Loans in a principal amount greater than $45,000,000 (the "Borrowing Cap") until the earlier of (a) the Fifth Amendment Termination Date; provided however, that after the Fifth Amendment Termination Date, the Borrowing Cap shall not exceed $50,000,000, or (b) the date upon which Borrower has demonstrated to the satisfaction of the Agent that Borrower is in compliance with all of the financial covenants set forth in Section 5.9 hereof, as such Section 5.9 was in effect on September 30, 1998 without giving effect to any subsequent amendments thereto, and upon such compliance date the Borrowing Cap shall terminate."

     3.3 Amendment to Article VI of the Credit Agreement. Article VI of the Credit Agreement "Negative Covenants" is hereby modified and amended by deleting
Section 6.16 Limitation on Capital Expenditures (as amended) in its entirety and substituting the following therefore:

     "Section 6.16 Limitation on Capital Expenditures. The Borrower will not, nor will it permit its Subsidiaries to, make Capital Expenditures in excess of $600,000 in the aggregate during the period from the Fifth Amendment Effective Date to the Fifth Amendment Termination Date."

                    SECTION 4. REPRESENTATIONS AND WARRANTIES

       In consideration of the limited agreement of Agent and Lenders to amend the Credit Agreement and forbear from the exercise of their rights and remedies as set forth above, Borrower and each Guarantor hereby represent and warrant in favor of Agent and each Lender as follows:

     4.1 Borrower and each Guarantor have the corporate or limited liability power and authority (a) to enter into this Agreement, and (b) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by them, respectively;

     4.2 This Agreement has been duly authorized, validly executed and delivered by one or more authorized signatories of Borrower and each Guarantor and constitutes the legal, valid and binding obligation of Borrower and each Guarantor, enforceable against Borrower and each Guarantor in accordance with its terms;

     4.3 The execution and delivery of this Agreement and performance by Borrower and each Guarantor does not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over Borrower or any Guarantor that has not already been obtained, nor contravene or conflict with the formation, charter or organizational documents of Borrower or any Guarantor, or the provisions of any statute, judgment or order to which Borrower or any Guarantor is a party or by which any of their respective properties are or may become bound;

     4.4 As of the Agreement Effective Date (defined below), and after giving effect to this Agreement (a) except as specified herein, no Default or Event of Default exists under the Credit Agreement, and (b) except as set forth on Exhibit A to this Agreement, each representation and warranty set forth in
Article 3 of the Credit Agreement is true and correct; and

     4.5 All Loan Documents to which Borrower and each Guarantor are a party, including without limitation, the Credit Agreement, constitute valid and legally binding obligations of Borrower and each Guarantor enforceable against Borrower and such Guarantor in accordance with the terms thereof.

                      SECTION 5. COVENANTS AND AGREEMENTS

        In order to induce Agent and Lenders to forbear from the exercise of their respective rights and remedies as set forth above, Borrower hereby covenants and agrees as follows:

     5.1 Borrower will refrain from paying its July 15, 2002 regularly scheduled interest payment, or any other payment then due in respect of the Subordinated Debt.

     5.2 The Borrower shall pay to Agent a fee equal to 0.125% multiplied by the aggregate Commitments as of the date hereof for the account of each Lender pro rata according to such lender's aggregate Commitment as of the date hereof (the "Amendment Fee"); provided, however, that such fee shall be payable only to those Lenders that shall have returned executed signature pages to this Agreement not later than 5:00 p.m. on August 13, 2002 as directed by Agent. Such fee shall be fully earned and non-refundable on the effective date of this Agreement.

     5.3 In addition to financial reports and other certificates and instruments, Borrower is required to deliver to Agent pursuant to Sections 5.1 and 5.2 of the Credit Agreement, Borrower shall deliver to Agent, (a) on a weekly basis by not later than Friday of each week, a rolling 13-week cash flow projection, together with a comparison of actual payments to budgeted line items for the prior weekly period, in form and substance satisfactory to Agent, and
(b) such other
reports, analyses, financial statements and projections as Agent may reasonably request from time to time.

     5.4 The Borrower will not modify or otherwise change any provisions of any Material Contract (exclusive of collective bargaining agreements) during the term of this Agreement, specifically including any contracts or agreements between the Borrower or any of its Subsidiaries, on the one hand, and, on the other hand, any members of the Borrower or any of their subsidiaries and any members or shareholders of GHC Sub, Glass Holdings, Jefferson, or Owens Corning, or Owens Corning in its individual corporate capacity.

     5.5 Borrower shall, at Borrower's expense, and shall cause the Guarantors to, cooperate fully, and cause their respective officers, employees, accountants, consultants and other agents to cooperate fully, in furnishing information as and when reasonably requested by Agent regarding, without limitation, the business plan delivered to Agent on June 11, 2002, other financial reports, business plans and projections delivered to Agent from time to time, the Collateral, and Borrower's or any Guarantor's affairs, finances, financial condition and business operations. Borrower and each Guarantor authorize Agent to meet and/or have discussions with any of Borrower's or such Guarantor's officers, key employees, accountants, consultants, financial advisors, and other agents from time to time to discuss any reasonable matters regarding business plans, financial reports, projections, and the Collateral and Borrower's or such Guarantor's affairs, finances, financial condition and business operations, and shall direct and authorize all such persons and entities to fully disclose to Agent all information reasonably requested by Agent subject to all applicable attorney-client or accountant-client privileges. Borrower shall promptly, when and as requested by Agent, provide Agent with access to Borrower's original books and records and permit Agent to make copies thereof subject to all applicable attorney-client or accountant-client privileges.

     5.6 Borrower shall, throughout the term of this Agreement, continue to make a full and complete disclosure of all material aspects of its financial condition and business operations on behalf of itself and each Guarantor.

     5.7 Borrower shall continue to perform and observe all terms and conditions contained in the Loan Documents that are not specifically mentioned in this Agreement as a Covenant Default or a default relating to the Sub Debt Payment.

     5.8 This Agreement is intended to be a further accommodation by Agent and Lenders to Borrower. In consideration of all such accommodations, and acknowledging that Agent and Lenders will be specifically relying on the following provisions as a material inducement in entering into this Agreement, Borrower agrees that in connection with such release and discharge, Borrower specifically and expressly waives all claims which Borrower does not know or suspect to exist in its favor at the time of executing this Agreement.

                            SECTION 6. MISCELLANEOUS

     6.1 ACKNOWLEDGMENT OF VALIDITY, ENFORCEABILITY OF LOAN DOCUMENTS AND RELEASE. (a) To the extent of any inconsistencies between the terms and provisions of this Agreement and the terms and provisions of the Credit Agreement and other Loan Documents, this Agreement shall govern. In all other respects, the Credit Agreement and other Loan Documents shall remain in full force and effect. Borrower and each Guarantor expressly acknowledge and agree that the Credit Agreement and other Loan Documents are valid and enforceable by Agent and Lenders, and expressly reaffirm each of their obligations (including the amount of the Current Obligations) under the Credit Agreement and other Loan Documents, free and clear of all defenses, offsets and counterclaims of any kind or nature. Borrower and each Guarantor further expressly acknowledge and agree that Agent, for its benefit and the benefit of the Lenders, has a valid, duly perfected and fully enforceable security interest in and lien against the Collateral. Borrower and each Guarantor agree that they shall not dispute the validity or enforceability of the Credit Agreement and other Loan Documents or any of their respective obligations thereunder, or the validity, priority, enforceability or extent of Agent's security interest in or lien against any item of Collateral.

       (b) The Borrower and each Guarantor, on behalf of themselves and any Person claiming by, through, or under the Borrower and each Guarantor, and each Subsidiary of the Borrower and each Guarantor (if any), on behalf of themselves and Persons claiming by, through, or under such Subsidiary, respectively, acknowledges that they have no claim, counterclaim, setoff, action or cause of action of any kind or nature whatsoever ("Claims") against all or any of the Agent, the Lenders or any of the Agent's or the Lenders' directors, officers, employees, agents, attorneys, financial advisors, legal representatives, successors and assigns (the Agent, the Lenders and their directors, officers, employees, agents, attorneys, financial advisors, legal representatives, successors and assigns are jointly and severally referred to as the "Lender Group"), that directly or indirectly arise out of or are based upon or in any manner connected with any "Prior Event" (as defined below), and the Borrower, the Guarantors and each Subsidiary of the Borrower or the Guarantors hereby releases the Lender Group from any liability whatsoever should any Claims nonetheless exist. As used herein the term "Prior Event" means any transaction, event, circumstances, action, failure to act or occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted or begun prior to the execution of this Agreement and occurred, existed, was taken, permitted or begun in accordance with, pursuant to or by virtue of any terms of this Agreement, the transactions referred to herein, the Credit Agreement and any Loan Document or oral or written agreement relating to any of the foregoing, including without limitation any approval or acceptance given or denied.

     6.2 EXPENSES. Borrower shall reimburse Agent, upon demand, for all fees, costs and expenses (including, but not limited to, reasonable attorneys' and consultants' fees, costs and expenses) incurred by Agent in connection with this Agreement including, but not limited to, such fees, costs and expenses incurred in connection with the negotiation, drafting, implementation, administration and enforcement of this Agreement and the other Loan Documents.

     6.3 CONDITIONS PRECEDENT AND EFFECTIVE DATE. This Agreement shall become effective and be deemed effective upon the Agent's receipt of each of the following (such date being the "Agreement Effective Date"):

          (a) A counterpart of this Agreement duly executed by Borrower, each Guarantor, and the Required Lenders;

          (b) Such other documents executed by Borrower, or as applicable, any Guarantor, as Agent and Lenders may reasonably require;

          (c) Receipt by Agent of the Amendment Fee.

     6.4 AMENDMENTS. No amendment or modification of any provision of this Agreement shall be effective without the written agreement of Agent and the Required Lenders, and no termination or waiver of any provision of this Agreement, or consent to any departure therefrom, shall in any event be effective without the written concurrence of Agent and the Required Lenders. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

     6.5 DEFAULT WAIVER. Failure at any time or times hereafter on the part of Agent or any Lender, to require strict performance by Borrower and each Guarantor with any provision or term of this Agreement shall not waive, affect or diminish any right of Agent or the Lenders thereafter to demand strict compliance and performance therewith. Any suspension or waiver by Agent or the Lenders of a Default or Event of Default shall not, except as may be expressly set forth herein, suspend, waive or affect any other Default or Event of Default, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character.

     6.6 SOLE BENEFIT OF PARTIES. This Agreement is solely for the benefit of the parties hereto and their respective successors and assigns, and no other person or entity shall have any right, benefit or interest under or because of the existence of this Agreement.

     6.7 SECTION TITLES. The section titles contained in this Agreement are included for the sake of convenience only, shall be without substantive meaning or content of any kind whatsoever, and are not a part of the agreement between the parties.

     6.8 WAIVER BY AGENT AND LENDERS. No course of dealing between Borrower, any Guarantor, Agent or any Lender and no delay or omission by Agent or any Lender in exercising any right or remedy under this Agreement or the other Loan Documents or with respect to the Obligations shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. All rights and remedies of Agent and Lenders are cumulative.

     6.9 SEVERABILITY. The provisions of this Agreement are independent of and separable from each other, and no such provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other such provision may be invalid or unenforceable in whole or in part. If any provision of this Agreement is prohibited or unenforceable in any jurisdiction, such provision shall be ineffective in such jurisdiction only to the extent of such provision or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision to the extent it is not prohibited or unenforceable nor render prohibited or unenforceable such provision in any other jurisdiction.

     6.10 ENTIRE AGREEMENT. This Agreement and the other Loan Documents constitute the entire agreement and understanding between the parties hereto with respect to the transactions contemplated hereby and supersede all prior negotiations, understandings and agreements between such parties with respect to such transactions.

     6.11 APPLICABLE LAW. THIS AGREEMENT AND THE TRANSACTIONS EVIDENCED HEREBY SHALL BE GOVERNED BY AND CONSTRUED UNDER THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA, WITH REGARD TO PRINCIPLES OF CONFLICTS OF LAW, THAT MAY CAUSE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

     6.12 CONSENT TO JURISDICTION. THE PARTIES HERETO AND THE OTHER LENDERS AGREE THAT ANY ACTION OR PROCEEDING TO ENFORCE OR ARISING OUT OF THE LOAN DOCUMENTS MAY BE COMMENCED IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NORTH CAROLINA, AND THE PARTIES HERETO WAIVE PERSONAL SERVICE OF PROCESS AND AGREE THAT A SUMMONS AND COMPLAINT COMMENCING AN ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE PROPERLY SERVED AND SHALL CONFER PERSONAL JURISDICTION IF SERVED BY REGISTERED OR CERTIFIED MAIL TO SUCH PARTY, OR AS OTHERWISE PROVIDED BY THE LAWS OF THE STATE OF NORTH CAROLINA OR THE UNITED STATES.

     6.13 JURY TRIAL WAIVER. THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO TRIAL BY JURY THE PARTIES HERETO MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO. THE PARTIES HERETO REPRESENT AND WARRANT THAT NO REPRESENTATIVE OF AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PERSON WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS RIGHT TO JURY TRIAL WAIVER. BORROWER AND EACH GUARANTOR ACKNOWLEDGE THAT AGENT AND LENDERS HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.

     6.14 WAIVER OF BOND. BORROWER AND EACH GUARANTOR HEREBY WAIVE THE POSTING OF ANY BOND OTHERWISE REQUIRED OF AGENT OR ANY LENDER IN CONNECTION WITH ANY JUDICIAL PROCESS OR PROCEEDING OR TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF AGENT OR ANY LENDER OR TO ENFORCE BY SPECIFIC PERFORMANCE, ANY TEMPORARY RESTRAINING ORDER, PRELIMINARY OR PERMANENT INJUNCTION, OR THIS AGREEMENT.

     6.15 CONSULTATION WITH COUNSEL. THE PARTIES HERETO REPRESENT TO AGENT AND LENDERS THAT THEY HAVE DISCUSSED THIS AGREEMENT WITH THEIR LAWYERS.

     6.16 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile transmission shall be equally effective as a manually delivered executed counterpart hereof.

                                    EXHIBIT A

                             Other Covenant Defaults

Borrower believes that it has defaulted on the following provisions of the Loan
Documents:

1. The representation in Section 3.5 of the Credit Agreement is not true and correct with respect to the defaults identified in this Agreement.
2. The representation in Section 3.17 of the Credit Agreement is not true and correct.
3. Pursuant to Section 5.15 of the Credit Agreement, delivery to Agent and each of the Lenders, by July 5, 2002, of quarterly financial statements demonstrating compliance with the financial ratios identified on the first page of this Agreement.
4. Various Events of Default in Section 7.1 of the Credit Agreement have occurred to the extent of the defaults identified in this Agreement.

                                    EXHIBIT B

                               Current Obligations


                                                         Outstanding Principal
                                                         ---------------------
                                                            (as of 8/6/02)
Revolving Loans                                           $33,502,588.94
         Revolver                                          27,000,000.00
         Swingline Loans                                    4,200,000.00
         Interest                                              76,233.94
         Face Amount of Letters of Credit                   2,226,355.00


Tranche A Term Loan                                        51,161 621.33
         Interest                                              47,409.77


Tranche B Term Loan                                        94,890,867.82
         Interest                                              99,793.56
                                                          --------------

Total Outstanding Principal and Interest on all Loans    $179,702,281.32

                                   Schedule I

                               SCHEDULE OF LENDERS
                           REVOLVING COMMITTED AMOUNTS

                                               Revolving            Revolving
             Lender                            Committed            Commitment
             ------
                                                Amount              Percentage
                                                ------              ----------
  ABN Amro Bank N.V
                                             7,500,000.00          13.15789473

  CIT Group/Equipment                        4,500,000.00           7.89473684
  Financing, Inc

  Compagnie Financiere                       3,000,000.00           5.26315789

  Credit Lyonnais, New York                  3,600,000.00           6.31578948
  Branch

  Erste Bank, New York Branch                3,000,000.00           5.26315789

  Firstrust Bank                             2,400,000.00           4.21052632

  NATEXIS Banques Populaires                 3,000,000.00           5.26315789

  PB Capital Corporation                     3,000,000.00           5.26315789

  Societe Generale                           4,500,000.00           7.89473684

  Wachovia Bank, National                   10,500,000.00          18.42105264
  Association

  Bank of America, N.A                       4,500,000.00           7.89473684

  SunTrust Bank, Atlanta                     7,500,000.00          13.15789473


                                           $57,000,000.00       100.0000000000%

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above, by their respective duly authorized officers.

BORROWER:                             ADVANCED GLASSFIBER YARNS,
--------
                                      LLC, a Delaware limited liability company


                                      By:         /s/  Catherine Cuisson
                                            -----------------------------------
                                      Name:       Catherine Cuisson
                                      Title:      Vice President and CFO


GUARANTORS:                           AGY CAPITAL CORP., a Delaware corporation
----------


                                      By:         /s/  Catherine Cuisson
                                            -----------------------------------
                                      Name:       Catherine Cuisson
                                      Title:      Vice President and CFO



AGENT AND LENDERS:                    WACHOVIA BANK, NATIONAL
-----------------
                                      ASSOCIATION (f/k/a First Union National
                                      Bank, a national banking association), as Agent and a Lender


                                      By:         /s/  Reginald T. Dawson
                                            ------------------------------------
                                      Name:       Reginald T. Dawson
                                      Title:      Director

                                      NATEXIS BANQUES POPULAIRES, as a Lender


                                      By:         /s/  Anne Ulrich
                                            ------------------------------------
                                      Name:       Anne Ulrich
                                      Title:      Vice President

                                      By:         /ss/
                                            ------------------------------------

                                       Name:
                                       Title:    Vice President and Manager
                                                 Multinational Group


                                       CREDIT LYONNAIS, NEW YORK
                                       BRANCH, as a Lender


                                       By:       /ss/
                                            ------------------------------------
                                       Name:
                                       Title:    Senior Vice President


                                       SOCIETE GENERALE, as a Lender

                                       By:       /s/  Betty Burg
                                            ------------------------------------
                                       Name:     Betty Burg
                                       Title:    Director


                                       ALLSTATE LIFE INSURANCE COMPANY, as a
                                       Lender


                                       By:       /s/  Patricia W. Wilson
                                            ------------------------------------
                                       Name:     Patricia W. Wilson
                                       Title:    Authorized Signatory


                                       ALLSTATE LIFE INSURANCE COMPANY, as a
                                       Lender


                                       By:       /s/  Jerry D. Zinkula
                                            ------------------------------------
                                       Name:     Jerry D. Zinkula
                                       Title:    Authorized Signatory

                                          SEQUILS-ING I (HBDGM), LTD. as a
                                          Lender


                                          By:  ING Capital Advisors LLC, as
                                          Collateral Manager

                                          By:       /s/ Philip C. Robbins
                                              ----------------------------------
                                          Name:     Philip C. Robbins
                                          Title:    Vice President



                                          ARCHIMEDES FUNDING III, LTD., as
                                          a Lender

                                          By:  ING Capital Advisors LLC, as
                                          Collateral Manager


                                          By:       /s/ Philip C. Robbins
                                              ----------------------------------
                                          Name:     Philip C. Robbins
                                          Title:    Vice President



                                          ELC (CAYMAN) LTD. 1999-III, as a
                                          Lender


                                          By:       /s/ John W. Stelwagon
                                              ----------------------------------
                                          Name:     John W. Stelwagon, CFA
                                          Title:    Managing Director


                                          ELC (CAYMAN) LTD., as a Lender


                                          By:       /s/ John W. Stelwagon
                                              ----------------------------------
                                          Name:     John W. Stelwagon, CFA
                                          Title:    Managing Director

                               ELC (CAYMAN) LTD. 2000-I, as a Lender


                               By:      /s/ John W. Stelwagon
                                   ---------------------------------------------
                               Name:    John W. Stelwagon, CFA
                               Title:   Managing Director



                               ERSTE BANK NEW YORK BRANCH, as a Lender


                               By:      /s/ John S. Runnion
                                   ---------------------------------------------
                               Name:    John S. Runnion
                               Title:   Managing Director


                               By:      /s/ Robert Suehnhoh
                                   ---------------------------------------------
                               Name:    Robert Suehnhoh
                               Title:   First Vice President



                               THE CIT GROUP/EQUIPMENT FINANCING, INC., as a Lender


                               By:      /s/ W. B. Stoebig
                                   ---------------------------------------------
                               Name:    W. B.  Stoebig
                               Title:   Vice President Credit



                               TORONTO DOMINION (NEW YORK), INC., as a Lender


                               By:      /s/ Susan K. Strong
                                   ---------------------------------------------
                               Name:    Susan K. Strong
                               Title:   Vice President

                                        SANKATY HIGH YIELD PARTNERS II, L.P.,
                                        as a Lender


                                        By:      /s/ Diane J. Exter
                                             -----------------------------------
                                        Name:    Diane J. Exter
                                        Title:   Managing Director
                                                 Portfolio Manager

                                        SANKATY HIGH YIELD PARTNERS III, L.P.,
                                        as a Lender



                                        By:      /s/ Diane J. Exter
                                             -----------------------------------
                                        Name:    Diane J. Exter
                                        Title:   Managing Director
                                                 Portfolio Manager

                                        ABN AMRO, as a Lender


                                        By:      /s/ Steven C. Wimpenny
                                             -----------------------------------
                                        Name:    Steven C. Wimpenny
                                        Title:   Group Senior Vice President


                                        By:      /s/ Bryan J. Matthews
                                             -----------------------------------
                                        Name:    Bryan J. Matthews
                                        Title:   Corporate Banking Officer

                                      ALLIANCE CAPITAL MANAGEMENT L.P.,
                                      as Manager on behalf of Alliance
                                      Capital Funding, LLC, as Assignee


                                      By:  ALLIANCE CAPITAL MANAGEMENT
                                      CORPORATION, general
                                      partner of Alliance Capital Management
                                      L.P.

                                      By:      /s/  Michael E. Sohr
                                             -----------------------------------
                                      Name:    Michael E. Sohr
                                      Title:   Vice President



                                      CREDIT INDUSTRIEL ET COMMERCIAL,
                                      as a Lender


                                      By:      /s/  A. Calo
                                             -----------------------------------
                                      Name:    A. Calo
                                      Title:   Vice President


                                      By:      /s/  Eric Dulot
                                             -----------------------------------
                                      Name:    Eric Dulot
                                      Title:   Vice President


                                      PB CAPITAL CORPORATION, as a Lender


                                      By:      /s/  Dana L. McDougall
                                             -----------------------------------
                                      Name:    Dana L. McDougall
                                      Title:   Vice President


                                      By:      /s/ Christopher J. Ruzzi
                                             -----------------------------------
                                      Name:    Christopher J. Ruzzi
                                      Title:   Vice President

                                          SUNTRUST BANK, as a Lender


                                          By:       /s/ Steven J. Newby
                                             -----------------------------------
                                          Name:     Steven J. Newby
                                          Title:    Director


                                          MORGAN STANLEY PRIME INCOME
                                          TRUST, as a Lender


                                          By:       /ss/
                                             -----------------------------------
                                          Name:
                                          Title:


                                          FIRSTRUST BANK, as a
                                          Lender


                                          By:       /s/  Richard Meyers
                                             -----------------------------------
                                          Name:     Richard Meyers
                                          Title:    Executive Vice President


                                          SENIOR DEBT PORTFOLIO, as a Lender

                                          By: Boston Management and Research as
                                          Investment Advisor


                                          By:       /s/  Scott H. Page
                                             -----------------------------------
                                          Name:     Scott H. Page
                                          Title:    Vice President

                                        EATON VANCE SENIOR INCOME
                                        TRUST, as a Lender

                                        By: Eaton Vance Management as Investment
                                        Advisor


                                        By:      /s/ Scott H. Page
                                             -----------------------------------
                                        Name:    Scott H. Page
                                        Title:   Vice President


                                        EATON VANCE INSTITUTIONAL
                                        SENIOR LOAN FUND, as a Lender

                                        By:  Eaton Vance Management as
                                        Investment Advisor


                                        By:      /s/ Scott H. Page
                                             -----------------------------------
                                        Name:    Scott H. Page
                                        Title:   Vice President


                                        OXFORD STRATEGIC INCOME
                                        FUND, as a Lender

                                        By: Eaton Vance Management as Investment
                                        Advisor


                                        By:      /s/ Scott H. Page
                                             -----------------------------------
                                        Name:    Scott H. Page
                                        Title:   Vice President


                                        EATON VANCE CDO III, LTD., as a
                                        Lender

                                        By: Eaton Vance Management as Investment
                                        Advisor


                                        By:      /s/ Scott H. Page
                                             -----------------------------------
                                        Name:    Scott H. Page
                                        Title:   Vice President

                                   GRAYSON & CO., as a Lender

                                   By: Boston Management and Research
                                   as Investment Advisor


                                   By:      /s/ Scott H. Page
                                        -----------------------------------
                                   Name:    Scott H. Page
                                   Title:   Vice President


                                   SOMERS CDO, LIMITED, as a Lender

                                   By:  David L. Babson and Company
                                   Incorporated, under delegated authority from
                                   Massachusetts Mutual Life Insurance
                                   Company, its Collateral Manager


                                   By:       /s/ Richard McGauley
                                         -----------------------------------
                                   Name:     Richard McGauley
                                   Title:    Managing Director


                                   MASSMUTUAL HIGH YIELD
                                   PARTNERS II, LLC, as a Lender

                                   By: HYP Management Inc., as Managing
                                   Partner


                                   By:       /s/ Richard McGauley
                                         -----------------------------------
                                   Name:     Richard McGauley
                                   Title:    Vice President

                                    MASSACHUSETTS MUTUAL LIFE
                                    INSURANCE COMPANY, as a Lender

                                    By: David L. Babson and Company
                                    Incorporated, under delegated authority from
                                    Massachusetts Mutual Life Insurance
                                    Company, its Collateral Manager

                                    By:      /s/ Richard McGauley
                                          --------------------------------------
                                    Name:    Richard McGauley
                                    Title:   Managing Director


                                    ENDURANCE CLO I, LTD.

                                    c/o: ING Capital Advisors LLC,
                                         as Collateral Manager

                                    By:      /s/ Philip C. Robbins
                                          --------------------------------------
                                    Name:    Philip C. Robbins
                                    Title:   Vice President


                                    SEQUILS-ING I (HGDGM), LTD.

                                    c/o: ING Capital Advisors LLC,
                                         as Collateral Manager

                                    By:      /s/  Philip C. Robbins
                                          --------------------------------------
                                    Name:    Philip C. Robbins
                                    Title:   Vice President


                                    KZH ING-1 LLC, as a Lender


                                    By:   --------------------------------------
                                    Name:
                                    Title:

                                    KZH ING-2 LLC, as a Lender


                                    By:      /s/ Anthony Iarrobino
                                          --------------------------------------
                                    Name:    Anthony Iarrobino
                                    Title:   Authorized Agent


                                    KZH ING-3 LLC, as a Lender


                                    By:      /s/ Philip C. Robbins
                                          --------------------------------------
                                    Name:    Philip C. Robbins
                                    Title:   Vice President


                                    By:      /s/ Anthony Iarrobino
                                          --------------------------------------
                                    Name:    Anthony Iarrobino
                                    Title:   Authorized Agent


                                    BANK OF AMERICA, N.A., as a Lender


                                    By:      /s/ Daniel Langelier
                                          --------------------------------------
                                    Name:    Daniel Langelier
                                    Title:   Senior Vice President